Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports First Quarter Results, Announces Third Major New Business in Fifteen Months, and Updates Full Year Outlook

LIVONIA, Mich., May 7, 2015 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced first quarter 2015 results, another major new business award, and an updated outlook for the full year.

•	Revenue for the first quarter was $497 million, compared with $519 million in the first quarter 2014. At constant exchange rates, organic revenue growth was positive 4 percent.

•	Adjusted EBITDA for the quarter was $48.1 million, compared with $51.6 million a year ago. The decline was more than explained by unfavorable currency translation. Volume and mix was net favorable, with year-to-year gains in all markets except Brazil. Unfavorable net cost performance was in line with prior guidance, largely reflecting different calendarization timing than a year ago.

•	Net income was $14.0 million, compared with $14.9 million last year. As detailed below, this year’s first quarter included certain items that adversely impacted results by $3.6 million. Excluding these items and comparable items in the first quarter of 2014, diluted adjusted earnings were 82 cents per share, up 19 percent from 69 cents a year ago.

•	Tower recently received a major business award that is projected to provide ongoing annual revenue of about $70-$140 million, depending on final customer plans for a potential capacity expansion. This business will begin production late this year and is projected to provide about $70 million of revenue in 2016. In total, Tower’s three major new business announcements since last February are projected to provide ongoing annual revenue of about $270-$340 million and provide about $40-$50 million of ongoing annual Adjusted EBITDA, for a margin of about 15%.

•	For the full year, Tower is lowering its revenue guidance by $50 million (to $1.95 billion), essentially reflecting revised currency assumptions (including the Euro at an average of $1.05 for the balance of the year). Adjusted EBITDA is now projected at $190 million, down $10 million from prior guidance, reflecting the revised currency assumptions, launch expense associated with the new business award, and lower-than-expected Brazil volume. Despite these changes, the outlook for diluted adjusted earnings per share is being increased by 5 cents, to $3.15, reflecting the flow-through effect of First Quarter good news on the remaining quarters. Adjusted free cash flow is now projected at $25 million, largely reflecting partial deployment of the previously forecasted $60 million for capital spending to support the new business. Although not included in free cash flow, cash gains already received this year from re-pricing Tower’s Euro debt swaps now total $32 million.

“Despite currency translation clouding some comparisons, we clearly see accelerating positive business momentum for Tower,” said President and CEO Mark Malcolm. “The rapid series of major new business awards demonstrates that we can consistently convert our strong competitive capabilities into above-industry profitable growth. With already booked business, plus replacement and high-confidence wins, Tower is now projecting annual compound organic revenue growth of 6-8% in our North American business through 2018. In addition to deploying cash flow to support accretive growth (our Priority 1A), we are also continuing to reduce leverage (Priority 1B). Tower’s business model is robust, and it is providing good financial flexibility to opportunistically strengthen the business and reward shareholders.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its first quarter 2015 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #36417984. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “Adjusted EBITDA margin”, “Adjusted Earnings Per Share (EPS)”, “free cash flow”, “adjusted free cash flow” and “net debt.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted EBITDA margin represents Adjusted EBITDA divided by revenues. Adjusted Earnings Per Share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Earnings Per Share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, revenue CAGR, Adjusted EBITDA, margin, Adjusted free cash flow, leverage and diluted adjusted earnings per share, statements regarding the future impact of currency translation and statements regarding net reductions in ongoing annual interest expense, new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended March 31,
	2015	2014

Revenues	$496,628	$519,263
Cost of sales	440,138	458,474
Gross profit	56,490	60,789
Selling, general, and administrative expenses	31,532	34,105
Amortization expense	-	657
Restructuring and asset impairment charges, net	1,031	1,389
Operating income	23,927	24,638
Interest expense	7,850	7,168
Interest income	125	132
Other expense	-	87
Income before provision for income taxes and equity in profit / (loss) of joint venture	16,202	17,515
Provision for income taxes	2,099	2,834
Equity in profit / (loss) of joint venture, net of tax	94	(159)
Income from continuing operations	14,197	14,522
Income / (loss) from discontinued operations, net of tax	(76)	756
Net income	14,121	15,278
Less: Net income attributable to the noncontrolling interests	80	423
Net income attributable to Tower International, Inc.	$14,041	$14,855

Weighted average basic shares outstanding	21,050,230	20,513,183
Weighted average diluted shares outstanding	21,360,492	21,263,163

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.67	$0.69
Income per share from discontinued operations	-	0.04
Income per share	0.67	0.72

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.66	$0.66
Income per share from discontinued operations	-	0.04
Income per share	0.66	0.70

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	March 31,	December 31,
	2015	2014

ASSETS
Cash and cash equivalents	$130,729	$148,561
Accounts receivable, net of allowance of $1,661 and $1,181	288,491	230,377
Inventories	72,497	69,775
Deferred tax asset - current	6,538	6,900
Assets held for sale	132,426	141,295
Prepaid tooling, notes receivable, and other	42,024	41,986
Total current assets	672,705	638,894

Property, plant, and equipment, net	412,310	451,126
Goodwill	50,300	56,691
Investment in joint venture	7,849	7,752
Deferred tax asset - non-current	3,528	3,608
Other assets, net	20,322	24,845
Total assets	$1,167,014	$1,182,916

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$28,518	$31,139
Accounts payable	266,944	257,011
Accrued liabilities	121,599	105,772
Liabilities held for sale	61,874	67,707
Total current liabilities	478,935	461,629

Long-term debt, net of current maturities	428,241	457,179
Obligations under capital leases, net of current maturities	6,629	7,740
Deferred tax liability - non-current	12,047	12,972
Pension liability	64,888	68,637
Other non-current liabilities	78,230	74,981
Total non-current liabilities	590,035	621,509
Total liabilities	1,068,970	1,083,138

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Preferred stock, $0.01 par value, 50,000,000 authorized and 0 issued and outstanding	-	-
Common stock, $0.01 par value, 350,000,000 authorized, 21,994,275 issued and 21,102,814 outstanding at March 31, 2015 and 21,393,592 issued and 20,752,226 outstanding at December 31, 2014	220	214
Additional paid in capital	336,212	335,338
Treasury stock, at cost, 891,461 and 641,366 shares as of March 31, 2015 and December 31, 2014	(16,046)	(9,516)
Accumulated deficit	(221,930)	(235,971)
Accumulated other comprehensive loss	(57,143)	(46,914)
Total Tower International, Inc.'s stockholders' equity	41,313	43,151
Noncontrolling interests in subsidiaries*	56,731	56,627
Total stockholders' equity	98,044	99,778

Total liabilities and stockholders' equity	$1,167,014	$1,182,916

*	Balances include $47.2 million and $47.2 million minority interest attributable to discontinued operations, respectively.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended March 31,
	2015	2014

OPERATING ACTIVITIES:
Net income	$14,121	$15,278
Less: Income / (loss) from discontinued operations, net of tax	(76)	756
Income from continuing operations	14,197	14,522

Adjustments required to reconcile income from continuing operations to net cash provided by / (used in) continuing operating activities:
Premium on notes redemption and other fees	-	87
Deferred income tax provision	167	291
Depreciation and amortization	19,908	22,860
Non-cash share-based compensation	959	1,204
Pension income, net of contributions	(3,750)	(3,846)
Change in working capital and other operating items	(38,275)	(19,925)
Net cash provided by / (used in) continuing operating activities	$(6,794)	$15,193

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(9,562)	$(8,663)
Investment in joint venture	-	(760)
Net cash used in continuing investing activities	$(9,562)	$(9,423)

FINANCING ACTIVITIES:
Proceeds from borrowings	$30,464	$34,402
Repayments of borrowings	(56,845)	(26,763)
Proceeds from borrowings on Term Loan Credit Facility	-	33,145
Debt financing costs	-	(917)
Proceeds from termination of cross currency swaps	32,377	-
Secondary stock offering transaction costs	-	(75)
Proceeds from stock options exercised	112	658
Purchase of treasury stock	(6,530)	(889)
Noncontrolling interest dividends	-	(2,149)
Net cash provided by / (used in) continuing financing activities	$(422)	$37,412

Discontinued operations:
Net cash from discontinued operating activities	$9,431	$857
Net cash from discontinued investing activities	(4,484)	8,577
Net cash from discontinued financing activities	(2,800)	(1,481)
Net cash from discontinued operations	$2,147	$7,953

Effect of exchange rate changes on continuing cash and cash equivalents	$(3,201)	$(697)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(17,832)	$50,438

CASH AND CASH EQUIVALENTS:
Beginning of period	$148,561	$134,880

End of period	$130,729	$185,318

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended March 31,
	2015		2014
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$189,740	$14,145	$220,751	$18,632
Americas	306,888	33,925	298,512	32,998
Consolidated	$496,628	$48,070	$519,263	$51,630

Adjusted EBITDA Reconciliation	Three Months Ended March 31,
	2015	2014
Adjusted EBITDA	$48,070	$51,630
Restructuring and asset impairment charges, net	(1,031)	(1,389)
Depreciation and amortization	(19,908)	(22,860)
Acquisition costs and other	(89)	(106)
Long-term compensation expense	(3,115)	(2,637)
Interest expense, net	(7,725)	(7,036)
Other expense	-	(87)
Provision for income taxes	(2,099)	(2,834)
Equity in profit / (loss) of joint venture, net of tax	94	(159)
Income / (loss) from discontinued operations, net of tax	(76)	756
Net income attributable to noncontrolling interests	(80)	(423)
Net income attributable to Tower International, Inc.	$14,041	$14,855

Adjusted Free Cash Flow Reconciliation	Three Months Ended March 31,
	2015	2014
Net cash provided by / (used in) continuing operating activities	$(6,794)	$15,193
Cash disbursed for purchases of PP&E, net	(9,562)	(8,663)
Free cash flow	(16,356)	6,530
Net cash disbursed for customer-owned tooling	(10,113)	(8,403)
Adjusted free cash flow	$(6,243)	$14,933

Net Debt Reconciliation	March 31,	December 31,
	2015	2014
Short-term debt and current maturities of capital lease obligations	$28,518	$31,139
Long-term debt, net of current maturities	428,241	457,179
Obligations under capital leases, net of current maturities	6,629	7,740
Total debt	463,388	496,058
Less: Cash and cash equivalents	(130,729)	(148,561)
Add: Cash attributable to discontinued operations	18,301	16,025
Net debt	$350,960	$363,522

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended
	March 31,
	2015	2014

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	(993)	-
Restructuring and asset impairment charges, net
Restructuring actions*	(166)	(366)
Interest expense
Mark-to-market loss on derivative financial instruments	(1,904)	-
Acceleration of the amortization of debt issue costs and OID	(440)	-
Other expense
Term Loan re-pricing fees	-	(87)
Discontinued operations
Income / (loss) from discontinued operations	(76)	756
Noncontrolling interests
Net income attributable to noncontrolling interests**	9	(200)
Total items included in net income, net of tax	$(3,570)	$103

Net income attributable to Tower International, Inc.	$14,041	$14,855

Memo: Average shares outstanding (in thousands)
Basic	21,050	20,513
Diluted	21,360	21,263

Income per common share (GAAP)
Basic	$0.67	$0.72
Diluted	0.66	0.70

Diluted adjusted earnings per share (non-GAAP)***	$0.82	$0.69

*	Amounts are net of tax of $31K and $54K, respectively.
**	Amounts attributable to noncontrolling interests of discontinued operations.
***	Excludes the certain items shown above.